UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 11, 2004

IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7190	65-0854631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1259 Northwest 21st Street, Pompano Beach, Florida 33069

(Address of Principal Executive Office) (Zip Code)

(954) 917-7665

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information is this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 2.02   Results of Operation and Financial Condition

Item 8.01   Other Events

On November 11, 2004 Imperial Industries, Inc. issued a press release announcing its financial results for the quarter and nine months ending September 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release dated November 11, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IMPERIAL INDUSTRIES, INC.

Dated: November 11, 2004	By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr. Principal Executive Officer/ Chief Financial Officer

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